SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2005

                               DRYCLEAN USA, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE
                 ----------------------------------------------
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                  0-9040                            11-2014231
                  ------                            ----------
         (COMMISSION FILE NUMBER)       (IRS EMPLOYER IDENTIFICATION NO.)

                    290 N.E. 68 STREET, MIAMI, FLORIDA 33138
                    ----------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (305) 754-4551

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 30, 2005, the Audit Committee of the Board of Directors of the Company dismissed BDO Seidman LLP ("BDO Seidman") as the Company's independent public accountants and retained Morrison, Brown, Argiz & Farra, LLP ("Morrison, Brown") as the Company's independent public accountants. BDO Seidman's reports on the Company's financial statements for the years ended June 30, 2003 and 2004 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. There were no disagreements with BDO Seidman, whether or not resolved, on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure which, if not resolved to BDO Seidman's satisfaction, would have caused BDO Seidman to make reference to the subject matter of the disagreement in connection with its report. No such disagreement was discussed with the Board of Directors or any committee of the Board of Directors of the Company. BDO Seidman did not advise the Company of the existence of any matter described in Item 304(a)(1)(iv)(B) of Regulation S-B. The Company has authorized BDO Seidman to respond fully to the inquiries of Morrison, Brown. The Company provided BDO Seidman with a copy of this Report and requested that BDO Seidman furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company. The letter provided by BDO Seidman is attached hereto as Exhibit 16.

Neither the Company nor anyone on behalf of the Company consulted Morrison, Brown regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the Company, and no written or oral advice of Morrison, Brown was provided with respect to any accounting, auditing, or financial reporting issue or (b) any matter that was either the subject of a disagreement or any event described in Item 304(a)(1)(iv) of Regulation S-B. The Company has also provided Morrison, Brown with a copy of this Report and provided Morrison, Brown with the opportunity to furnish the Company with a letter addressed to the SEC containing any new information, clarification of the Company's expression of its views or the respects in which Morrison, Brown does not agree with the disclosures made in this Report.


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

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements of business acquired:

            None.

      (b)   Pro forma financial information:

            None.

      (c)   Exhibits:

            16    Letter dated July 6, 2005 from BDO Seidman LLP.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      DRYCLEAN USA, Inc.


Date:    July 7, 2005                 By:  /s/ Michael S. Steiner
                                           -------------------------------------
                                           Michael S. Steiner,
                                           President and Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit No.       Description

16                Letter dated July 6, 2005 from BDO Seidman LLP.


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